Exhibit 1.1

Execution Version

10,000,000 Common Units

Representing Limited Partner Interests

ANTERO MIDSTREAM PARTNERS LP

UNDERWRITING AGREEMENT

September 6, 2017

BARCLAYS CAPITAL INC.

WELLS FARGO SECURITIES, LLC

As Representatives of the several

Underwriters named in Schedule I attached hereto,

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

c/o Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ladies and Gentlemen:

Antero Resources Corporation, a Delaware corporation (the “Selling Unitholder”), proposes to sell 10,000,000 common units (the “Firm Units”) representing limited partner interests (the “Common Units”) in Antero Midstream Partners LP (the “Partnership”) to the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”).  The Selling Unitholder also proposes to grant to the Underwriters an option to purchase up to 1,500,000 additional Common Units on the terms set forth in Section 3 (the “Option Units”).  The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”  This Agreement is to confirm the agreement concerning the purchase of the Units from the Selling Unitholder by the Underwriters.

Antero Midstream Partners GP LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), and the Partnership are collectively referred to herein as the “Partnership Parties.” The Partnership Parties, Antero Midstream LLC, a Delaware limited liability company (“Midstream Operating”), Antero Treatment LLC, a Delaware limited liability company (“Antero Treatment”), Antero Water LLC, a Delaware limited liability company (“Antero Water”), and Antero Midstream Finance Corporation, a Delaware corporation (“Finance Corp.”), are collectively referred to herein as the “Antero Entities.”

1.             Representations, Warranties and Agreements of the Partnership Parties.  The Partnership Parties represent, warrant and agree with each Underwriter that:

(a)           Registration Statement.  A registration statement on Form S-3 (File No. 333-220359) relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the representatives (the “Representatives”) of the Underwriters.  As used in this Agreement:

(i)            “Applicable Time” means 6:00 p.m. (New York City time) on September 6, 2017

(ii)           “Effective Date” means the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, became, or is deemed to have become, effective by the Commission;

(iii)          “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433(h) under the Securities Act);

(v)           “Organizational Agreements” means (A) the Agreement of Limited Partnership of the Partnership, dated as of November 10, 2014 (the “Partnership Agreement”), as amended by Amendment No. 1 to the Partnership Agreement, dated as of February 23, 2016, (B) the Limited Liability Company Agreement of the General Partner, dated as of April 11, 2017 (the “GP LLC Agreement”), (C) the Limited Liability Company Agreement of Midstream Operating, dated January 16, 2014 (the “Midstream Operating LLC Agreement”), (D) the Limited Liability Company Agreement of Antero Treatment, dated as of August 13, 2015 (the “Antero Treatment LLC Agreement”), (E) the Limited Liability Company Agreement of Antero Water, dated as of November 6, 2014 (the “Antero Water LLC Agreement”) and (F) the Bylaws of Finance Corp., dated as of August 30, 2016 (the “Finance Corp. Bylaws”);

(vi)          “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii)         “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto and each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(viii)        “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(ix)          “Registration Statement” means the registration statement (File No. 333- 220359), as amended as of the Effective Date, relating to the offering, issuance and sale of the Units, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof.  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement.  Any registration statement filed pursuant to Rule 462(b) under the Securities Act is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.  The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)           Well-Known Seasoned Issuer.  The Partnership has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Units, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Closing Date.

(c)           Form of Documents.  The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)           No Material Misstatements or Omissions in the Registration Statement.  The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(e)           No Material Misstatements or Omissions in the Prospectus.  The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(f)            No Material Misstatements or Omissions in the Documents Filed and Incorporated by Reference.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)           No Material Misstatements or Omissions in the Pricing Disclosure Package.  The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(h)           No Material Misstatements or Omissions in Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus listed in Schedule IV hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(i)            Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder.  The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule V hereto.  The Partnership has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(j)            Financial Statements.  The historical financial statements and the related notes and supporting schedules thereto included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the consolidated financial position of the Partnership and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles accepted in the United States applied on a consistent basis throughout the periods covered thereby, except to the extent disclosed therein. The other financial information included in the most recent Preliminary Prospectus has been derived from the accounting records of the Partnership and its subsidiaries and presents fairly in all material respects the information shown thereby.  The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(k)           No Material Adverse Changes.  Since the date of the most recent audited financial statements included in the most recent Preliminary Prospectus, (i) there has not been any change in the equity or long-term debt of the Antero Entities, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Antero Entities on any class of equity interests, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Antero Entities taken as a whole; (ii) none of the Antero Entities has entered into any transaction or agreement that is material to the Antero Entities taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Partnership Parties taken as a whole; (iii) none of the Antero Entities has sustained any material loss or interference with its business or operation from fire, explosion, flood or other calamity, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) other than pursuant to the Amended and Restated Equity Distribution Agreement, dated as of May 11, 2017, by and among the Partnership Parties and the other parties thereto, none of the Antero Entities has issued or granted any securities; except in each case as otherwise disclosed in the most recent Preliminary Prospectus.

(l)            Organization and Good Standing.  Each of the Antero Entities has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, (A) have a material adverse effect on the business, properties, management, financial position or results of operations of the Antero Entities taken as a whole; (B) materially impair the ability of any of the Antero Entities to perform their respective obligations under this Agreement (each of clause (A) and (B), a “Material Adverse Effect”); or (C) subject the limited partners of the Partnership to any material liability or disability. Each of the Antero Entities has all power and authority necessary to enter into to own or hold its properties and to conduct the business in which it is engaged as described in the most recent Preliminary Prospectus.

(m)          General Partner. The General Partner has, and at each Delivery Date will have, full limited liability company power and authority to serve as general partner of the Partnership as disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.

(n)           Ownership of the General Partner. Antero Midstream GP LP, a Delaware limited partnership (“AMGP”), owns, and at each Delivery Date will own, 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such limited liability company interests is owned free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim (“Liens”) (except for (i) restrictions on transferability contained in the GP LLC Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus and (ii) Liens created or arising under the Delaware LLC Act).

(o)           Ownership of the General Partner Interest in the Partnership.  The General Partner is, and at each Delivery Date will be, the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership (the “General Partner Interest”); such General Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Interest free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus and (ii) Liens created or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(p)           Ownership of the Incentive Distribution Rights.  IDR Holdings owns, and at each Delivery Date will own, all of the incentive distribution rights as defined in the Partnership

Agreement (the “Incentive Distribution Rights”); the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and IDR Holdings owns such Incentive Distribution Rights free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus and (ii) Liens created or arising under the Delaware LP Act).

(q)           Ownership of the Selling Unitholder Common Units.  Prior to giving effect to the transactions contemplated hereby, the Selling Unitholder owns 108,870,335 Common Units (the “Selling Unitholder Common Units”); the Selling Unitholder Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Selling Unitholder owns such Selling Unitholder Common Units free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware LP Act, and (iii) Liens created or arising under the Selling Unitholder’s revolving credit facility).

(r)            Outstanding Partnership Equity.  As of the date hereof, the issued and outstanding partnership interests of the Partnership consist of (i) 186,596,898 Common Units and the Incentive Distribution Rights, which are the only limited partner interests of the Partnership issued and outstanding, and (ii) the General Partner Interest, which is the only general partner interest of the Partnership issued and outstanding.

(s)            No Preemptive Rights, Registration Rights or Options.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, including any documents incorporated by reference, or as provided in the Organizational Agreements, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any equity securities of any of the Antero Entities pursuant to any of its respective certificate of limited partnership, formation or incorporation, agreement of limited partnership, limited liability company agreement, bylaws or any other organizational documents (the “Organizational Documents”) or any agreement or instrument listed as an exhibit to the Registration Statement to which any of the Antero Entities is a party or by which any of them may be bound. Except as described in the most recent Preliminary Prospectus, including any document incorporated by reference therein, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

(t)            Power and Authority.  Each of the Partnership Parties has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(u)           Ownership of Midstream Operating.  The Partnership owns, and at each Delivery Date will own, 100% of the limited liability company interests in Midstream Operating; such limited liability company interests have been duly authorized and validly issued in accordance with the Midstream Operating LLC Agreement and are fully paid (to the extent required under the Midstream Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Midstream Operating LLC Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under that certain Credit Agreement, dated as of  November 10, 2014, by and among the Partnership and certain of its subsidiaries, certain lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, swingline lender and L/C issuer, and the other parties thereto, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Partnership or its subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable (the “Revolving Credit Facility”).

(v)           Ownership of Antero Treatment.  The Partnership owns, and at each Delivery Date will own, 100% of the limited liability company interests in Antero Treatment; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Treatment LLC Agreement and are fully paid (to the extent required under the Antero Treatment LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Antero Treatment LLC Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(w)          Ownership of Antero Water.  The Partnership owns, and at each Delivery Date will own, 100% of the limited liability company interests in Antero Water; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Water LLC Agreement and are fully paid (to the extent required under the Antero Water LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Antero Water LLC Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(x)           Ownership of Finance Corp.  The Partnership owns, and at each Delivery Date will own, 100% of the issued and outstanding shares of capital stock of Finance Corp.; such capital stock has been duly authorized and validly issued in accordance with the Finance Corp. Bylaws and is fully paid and nonassessable; and such shares of capital stock are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Finance Corp. Bylaws or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware General Corporation Law and (iii) Liens created or arising under the Revolving Credit Facility).

(y)           Ownership of Sherwood Midstream Interest.  Midstream Operating owns, and at each Delivery Date will own, 50% of the limited liability company interests in Sherwood Midstream LLC, a Delaware limited liability company (“Sherwood Midstream”); such limited liability company interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of Sherwood Midstream, dated as of February 6, 2017 (the “Sherwood LLC Agreement”) and are fully paid (to the extent required under the Sherwood LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Sherwood LLC Agreement or as described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(z)           No Other Subsidiaries. At each applicable Delivery Date, the General Partner will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership, Midstream Operating, Antero Treatment, Antero Water, Finance Corp., Series B of M3 Appalachia Operating, LLC, a Delaware limited liability company (“M3 Appalachia Operating”), Stonewall Gas Gathering LLC (“Stonewall”), Sherwood Midstream, Sherwood Midstream Holdings LLC, a Delaware limited liability company (“Sherwood Holdings”), MarkWest Ohio Fractionation Company, L.L.C., a Delaware limited liability company (together with M3 Appalachia Operating, Stonewall, Sherwood Midstream and Sherwood Holdings, the “JV Entities”) or other entities that, in the aggregate would not constitute a significant subsidiary as such term is defined in Section 1.02(w) of Regulation S-X under the Securities Act. At each applicable Delivery Date, the Partnership will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than Midstream Operating, Antero Treatment, Antero Water, Finance Corp., the JV Entities or other entities that, in the aggregate, would not constitute a significant subsidiary as such term is defined in Section 1.02(w) of Regulation S-X under the Securities Act.

(aa)         Authorization, Execution and Delivery of the Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

(bb)         No Defaults.  None of the Antero Entities is (i) in violation of its Organizational Documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Antero Entities is a party or by which any of the Antero Entities is bound or to which any of the property or assets of any of the Antero Entities is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)         No Conflicts.  The execution, delivery and performance of this Agreement, the sale of the Units and the consummation of the other transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Antero Entities or, to the knowledge of the Partnership Parties, Sherwood Midstream, pursuant to, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which any of the Antero Entities or Sherwood Midstream is a party or by which any of the Antero Entities  or Sherwood Midstream is bound or to which any of the property, right or assets of any of the Antero Entities or Sherwood Midstream is subject; (ii) result in any violation of the provisions of the Organizational Documents of any of the Antero Entities or Sherwood Midstream; or (iii) result in any violation of any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)         No Consents.  No consent, approval, authorization or order of, or filing, registration or qualification (“consent”) of or with any court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Partnership Parties of this Agreement; (ii) the sale of the Units as described in the most recent Preliminary Prospectus; or (iii) the consummation of the transactions contemplated by this Agreement; except (A) such as have been, or prior to the Initial Delivery Date will be, obtained or made, (B) for the registration of the Units under the Securities Act and consents as may be required under the Exchange Act, applicable state securities laws, and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and sale of the Units by the Underwriters, (C) for such consents that, if not obtained, have not or would not, individually or in the aggregate, have a Material Adverse Effect, and (D) as described in the Registration Statement and the most recent Preliminary Prospectus.

(ee)         Legal Proceedings.  Except as described in the most recent Preliminary Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any of the Antero Entities is or may be a party, or to which any property, right or asset of the Antero Entities is or may be the subject, that, individually or in the aggregate, if determined adversely to the Antero Entities, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Partnership Parties, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.

(ff)          Independent Accountants.  KPMG LLP, which has certified certain financial statements of the Partnership and its subsidiaries is an independent public accounting firm with respect to the Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(gg)         Title to Properties.  Each of the Antero Entities has good and marketable title to, or valid rights to lease or otherwise use, all items of real property and personal property that are material to the respective businesses of the Antero Entities, in each case free and clear of all

Liens except those (i) created or arising under the Revolving Credit Facility, (ii) that do not materially interfere with the use made and proposed to be made of such property by the Antero Entities or (iii) that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(hh)         Rights of Way. Each of the Antero Entities, directly or indirectly, has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement and the most recent Preliminary Prospectus, subject to the limitations described in the Registration Statement and the most recent Preliminary Prospectus, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Antero Entities has, or at the applicable Delivery Date will have, fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not have a Material Adverse Effect; and none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)           Intellectual Property.  Each of the Antero Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(jj)           No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Antero Entities, on the one hand, and the directors, officers, unitholders, holders of equity interests or other affiliates of the Antero Entities, on the other hand, that is required by the Securities Act to be described in the most recent Preliminary Prospectus which is not so described.

(kk)         Investment Company Act.  None of the Antero Entities is and, as of the applicable Delivery Date after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(ll)           Taxes.  Except as disclosed in the most recent Preliminary Prospectus, each of the Antero Entities has paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, and except as otherwise disclosed in the most recent

Preliminary Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Antero Entities or any of their respective properties or assets.

(mm)      Licenses and Permits.  Each of the Antero Entities possesses all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities (“Permits”) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the most recent Preliminary Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the most recent Preliminary Prospectus and except as could not reasonably be expected to have a Material Adverse Effect, none of the Antero Entities have received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

(nn)         No Labor Disputes.  No labor disturbance by, or dispute with, the employees of the Antero Entities exists or, to the knowledge of each of the Partnership Parties, is contemplated or threatened, and the Partnership is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of the Antero Entities, in each case except as could not reasonably be expected to have a Material Adverse Effect.

(oo)         Environmental Laws.  Except as described in the most recent Preliminary Prospectus: (i) the Antero Entities (x) are and, during the relevant time periods specified in all applicable statutes of limitations, have been in compliance with all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety (to the extent such human health or safety protection is related to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses and (z) have not received any written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Antero Entities, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) there are no proceedings that are pending or, to the knowledge of the Partnership Parties, threatened against the Antero Entities under any Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed.

(pp)         Compliance with ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”),

that is maintained, administered or contributed to by the Partnership or any of its affiliates for employees or former employees of the Partnership and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; and neither the Partnership nor any of its subsidiaries has any reasonable expectation of incurring any liabilities under Title IV of ERISA.

(qq)         Disclosure Controls.  The Antero Entities maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Antero Entities in reports that the Partnership files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Partnership’s management, including the principal executive officer(s) and principal financial officer(s) of the General Partner, as appropriate to allow timely decisions regarding required disclosure to be made.  The Partnership’s disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.  The Antero Entities will carry out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(rr)           Accounting Controls. The Antero Entities maintain systems of “internal control over financial reporting” (as such term is defined in Rule 15d-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the General Partner’s principal executive officer(s) and principal financial officer(s), to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the Partnership’s consolidated financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language is prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP, there were no material weaknesses in the internal controls of the Antero Entities.

(ss)          Insurance.  Each of the Antero Entities has insurance covering their respective properties, operations, personnel and businesses, which insurance is in reasonable amounts and insures against such losses and risks as are reasonably adequate to protect the Antero Entities and their respective businesses; and none of the Antero Entities has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures (other than the payment of premiums due) are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(tt)           No Unlawful Payments.  None of the Antero Entities nor any director, officer, or employee thereof, or, to the Antero Entities’ knowledge, any agent, affiliate or other person associated with or acting on behalf of the Antero Entities, has (i) used its funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(uu)         Compliance with Money Laundering Laws. The operations of the Antero Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Antero Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.

(vv)         OFAC.  None of the Antero Entities nor any director, officer, or employee thereof, or, to the Antero Entities’ knowledge, any agent, affiliate or other person associated with or acting on behalf of the Antero Entities is currently the subject or the target of any sanctions (“Sanctions”) administered or enforced by the U.S. Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ww)       No Restrictions on Subsidiaries.  Except as disclosed in the Registration Statement and the most recent Preliminary Prospectus, no subsidiary of the Partnership is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s properties or assets to the Partnership or any other subsidiary of the Partnership.

(xx)         No Brokers.  None of the Antero Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(yy)         No Integration.  The Partnership has not, directly or through any agent, issued, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the offering and sale of the Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(zz)         Stabilization.  Except as disclosed in the most recent Preliminary Prospectus, the Partnership and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(aaa)      Statistical and Market-Related Data.  Nothing has come to the attention of the Partnership Parties that has caused the Partnership Parties to believe that the statistical and market-related data included or incorporated by reference in the most recent Preliminary Prospectus and the consolidated financial statements included or incorporated by reference in the most recent Preliminary Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.

(bbb)      Sarbanes-Oxley.  There has been no failure on the part of the Partnership or any of its directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) applicable to the Partnership, including Section 402 related to loans and Section 302 and 906 related to certifications.

(ccc)       No Changes in Internal Controls.  Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP, (i) the Antero Entities have not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Antero Entities to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Antero Entities; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

(ddd)      Critical Accounting Policies.  The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” set forth or incorporated by reference in the most recent Preliminary Prospectus accurately and fully describes (i) the accounting policies that the Partnership believes are the most important in the portrayal of the Partnership’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical

Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(eee)       Contracts to be Described or Filed.  There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required.  The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.  To the Partnership Parties’ knowledge, no other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(fff)        Summaries of Law.  The statements made or incorporated by reference in the most recent Preliminary Prospectus under the captions “Business and Properties—Regulation of Operations”; “Business and Properties—Regulation of Environmental and Occupational Safety and Health Matters”; “Business and Properties—Legal Proceedings”; “Certain Relationships and Related Transactions and Director Independence”; “Description of the Common Units”; “Material U.S. Federal Income Tax Consequences”; and “How We Make Distributions to Our Partners”, insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(ggg)       Additional Registration Statements. Except as described in the most recent Preliminary Prospectus, including any document incorporated by reference, there are no contracts, agreements or understandings between the Partnership and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such person or to require the Partnership to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Partnership under the Securities Act.

(hhh)      NYSE Listing of Common Units.  The Units have been approved for listing on the New York Stock Exchange.

(iii)          Distribution of Offering Materials.  The Partnership has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i) or Section 5(f) and any Issuer Free Writing Prospectus set forth on Schedule V hereto.

Any certificate signed by any officer of the Partnership Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership Parties, as to matters covered thereby, to each Underwriter.

2.             Representations, Warranties and Agreements of the Selling Unitholder.  The Selling Unitholder represents, warrants and agrees with the Underwriters that:

(a)           No Use of Free Writing Prospectus.  Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Units.

(b)           Title to Securities.  On any Delivery Date on which the Selling Unitholder is selling Units, the Selling Unitholder will have good and marketable title to the Units to be sold by the Selling Unitholder hereunder on such Delivery Date free and clear of all Liens.  Upon (i) payment for the Units to be sold by such Selling Unitholder pursuant to this Agreement, (ii) delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), (iii) registration of such Units in the name of DTC, Cede or such other nominee and (iv) DTC indicating by book entries on its books that security entitlements with respect to such Units have been credited to the Underwriters’ respective securities accounts, (A) DTC will acquire good and marketable title to the Units free and clear of all Liens; (B) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the New York Uniform Commercial Code (the “UCC”) (assuming DTC does not have notice of any adverse claim with respect to such Units); (C) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units; and (D) an action based on an “adverse claim” (as defined in Section 8-102 of the UCC) to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are purchasing such Units without notice of any adverse claim).  For purposes of this representation, such Selling Unitholder may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with its certificate of limited partnership, Partnership Agreement and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(c)           Due Authorization.  The Selling Unitholder has full right, power and authority, corporate or otherwise, to enter into this Agreement and to perform its obligations hereunder.

(d)           Authorization, Execution and Delivery of the Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Unitholder.

(e)           No Defaults.  The execution, delivery and performance of this Agreement  and the consummation of the transactions contemplated hereby will not result in (i) a breach or violation of the Selling Unitholder’s charter or bylaws or similar organization documents; (ii) default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Unitholder is bound or to which any of the property or assets of the Selling Unitholder is subject; or (iii) violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default of violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(f)            No Consents.  No consent with any court or arbitrator or governmental or regulatory authority is required for (i) the sale of the Units by the Selling Unitholder, (ii) the execution, delivery and performance by the Selling Unitholder of this Agreement and (iii) the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, except (A) such as have been, or prior to the Initial Delivery Date will be, obtained or made, (B) for the registration of the Units under the Securities Act, consents required under the Exchange Act, applicable state securities laws, and the rules of FINRA in connection with the purchase and sale of the Units by the Underwriters, (C) for such that, if not obtained, have not or would not, individually or in the aggregate, have a Material Adverse Effect, and (D) as described in the Registration Statement and the most recent Preliminary Prospectus.

(g)           Affirmation of Representations and Warranties.  In respect of any statements in or omissions from the Registration Statement, Prospectus, Pricing Disclosure Package or any Issuer Free Writing Prospectuses listed on Schedule V hereto, or any amendment or supplement thereto used by the Partnership or any Underwriter, as the case may be, made in reliance upon and in conformity with information furnished to the Partnership by the Selling Unitholder specifically for use in connection with the preparation thereof, the Selling Unitholder hereby makes the same representations and warranties to each of the Underwriters as the Partnership makes under Sections 1(d)-1(h); it being understood and agreed that the foregoing applies only to such information furnished by the Selling Unitholder to the Partnership, which consists of (A) the legal name, address and the number of Common Units owned by the Selling Unitholder, and (B) the other information with respect to the Selling Unitholder (excluding percentages) which appear in the table (and corresponding footnotes) under the caption “Principal and Selling Unitholders” (collectively, the “Selling Unitholder Information”).

(h)           No Other Obligations to Sell Common Units.  The Selling Unitholder is not prompted to sell Common Units by any information concerning the Partnership that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)            Stabilization.  Except as disclosed in the most recent Preliminary Prospectus, the Selling Unitholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

Any certificate signed by an officer of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such Selling Unitholder, as to matters covered thereby, to each Underwriter.

3.             Purchase of the Units by the Underwriters.  On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this

Agreement, the Selling Unitholder agrees to sell 10,000,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule I hereto.  The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

In addition, the Selling Unitholder grants to the Underwriters an option to purchase up to 1,500,000 Option Units.  Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 3 hereof.  Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The purchase price payable by the Underwriters for both the Firm Units and any Option Units is $31.11 per unit.

The Partnership shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

4.             Offering of Units by the Underwriters.  Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

5.             Delivery of and Payment for the Units.  Delivery of and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on September 11, 2017 or at such other date or place as shall be determined by agreement between the Representatives, the Partnership and the Selling Unitholder.  This date and time are sometimes referred to as the “Initial Delivery Date.”  Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Firm Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholder by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day.  Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time when the

Option Units are to be delivered shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  Each date and time the Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Selling Unitholder and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Selling Unitholder.  On each Option Units Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase price of the Option Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholder.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

6.             Further Agreements of the Partnership.  The Partnership and the General Partner agree:

(a)           To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b)           To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(c)                                  To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:  (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per unit earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(d)                                 To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission.

(e)                                  Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters, and not to file any such amendment or supplement to which the Representatives reasonably object.

(f)                                   Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(g)                                  To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus.  If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(h)                                 As soon as practicable after the Effective Date (it being understood that the Partnership shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Partnership’s fiscal year, 455 days after the end of the Partnership’s current fiscal quarter), to make generally available to the Partnership’s security holders and to deliver to the Representatives (or make available through the Commission’s Electronic Data Gathering, Analysis and Retrieval System) an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Partnership, Rule 158 under the Securities Act).

(i)                                     Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify; (ii) file a general consent to service of process in any such jurisdiction; or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(j)                                    For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exercisable or exchangeable for Common Units (other than the Units and Common Units and securities convertible into or exchangeable for Common Units issued pursuant to employee benefit plans, qualified unit option plans or other employee compensation plans existing on the date hereof or described in the most recent Preliminary Prospectus), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to employee benefit plans, option plans, qualified unit option plans or other employee compensation plans existing on the date hereof or described in the most recent Preliminary Prospectus), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (A) or clause (B) is to be settled by delivery of Common Units or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8), or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc. and Wells Fargo Securities, LLC, on behalf of the Underwriters, and to cause each unitholder of the Partnership set forth on Schedule II hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”).

(k)                                 To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act.

(l)                                     If the Partnership elects to rely upon Rule 462(b) under the Securities Act, the Partnership shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(m)                             Except as disclosed in the most recent Preliminary Prospectus, the Partnership and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(n)                                 The Partnership will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.

7.                                      Further Agreements of the Selling Unitholder.

(a)                                 Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Units.

(b)                                 The Selling Unitholder will deliver to the Underwriters prior to or at the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(c)                                  Except as set forth in the most recent Preliminary Prospectus, the Selling Unitholder will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(d)                                 The Selling Unitholder agrees to do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.

8.                                      Expenses.  The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (d) any required review by the FINRA of the terms of sale of the Units; (e) the listing of the Units on the New York Stock Exchange and/or any other exchange; (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(i) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriters); (h) the investor presentations on any “road show”, undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the General Partner and one-half of the cost of any aircraft chartered in connection with the road show; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership Parties and the Selling Unitholder under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

9.                                      Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties and the Selling Unitholder contained herein, to the performance by the Partnership Parties and the Selling Unitholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)                                 The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a).  The Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.  If the Partnership has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement.

(b)                                 No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that (i) the Registration Statement, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading or (ii) the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel is material and is necessary to make the statements therein, in the light of the circumstances existing on such Delivery Date, not misleading.

(c)                                  All corporate, limited liability company and limited partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Organizational Agreements, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership and the Selling Unitholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Partnership Parties, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1.

(e)                                  Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2.

(f)                                   The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)                                  At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)                                 With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission; (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter; and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)                                     The Partnership Parties shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Chief Executive Officer and Chief Financial Officer of each of the Partnership Parties as to such matters as the Representatives may reasonably request, including, without limitation, a statement:

(i)                                     That the representations, warranties and agreements of the applicable Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, and the applicable Partnership Parties have complied with all of their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)                                  That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)                               That they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (2) the Prospectus, as of its date and on the applicable Delivery Date did not and does not contain any untrue statement of a material fact and did not and does not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j)                                    The Selling Unitholder shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that such officers have carefully examined the Selling Unitholder Information contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement and that (i) the representations and warranties of the Selling Unitholder in this Agreement are true and correct on and as of such Delivery Date to the same effect as if made on such Delivery Date and (ii) the Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(k)                                 Except as described in the most recent Preliminary Prospectus, (i) none of the Antero Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, or from any labor dispute or court or governmental action, order or decree and (ii) since such date there shall not have been any change in the equity or long-term debt of the Antero Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, equity, properties, management or business of the Antero Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l)                                     Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities or preferred equity securities by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities or preferred equity securities.

(m)                             Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n)                                 The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

(o)                                 The Lock-Up Agreements between the Representatives and the unitholders of the Partnership set forth on Schedule II hereto, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(p)                                 On or prior to each Delivery Date, the Partnership Parties shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.

(q)                                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

10.                               Indemnification and Contribution.

(a)                                 Indemnification of Underwriters by Partnership Parties.  Each of the Partnership Parties, jointly and severally, hereby agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or any amendment or supplement thereto, (C) any “issuer information” (as defined in Rule 433(h) under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter with respect to whose use the Partnership has given its consent (any such issuer information, “Permitted Issuer Information”), (D) any materials or information provided to investors by, or with the approval of, the Partnership in connection with the marketing or the offering of the Units, including any “road show” (as defined in Rule 433(h) under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), or (E) any Blue Sky application or other document prepared or executed by the Partnership (or based upon any written information furnished by the Partnership for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction

(any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, selling agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee, selling agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Partnership Parties shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f).  The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any affiliate, director, officer, employee, selling agent or controlling person of that Underwriter.

(b)                                 Indemnification of Underwriters by Selling Unitholder.  The Selling Unitholder shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (any such “free writing prospectus” that was prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 7(a) being referred to as a “Selling Unitholder Free Writing Prospectus”); or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any Selling Unitholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its affiliates, directors, officers, employees and selling agents and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its affiliates, directors, officers, employees and selling agents or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred The aggregate liability of the Selling Unitholder under Section 10(b) and Section 10(e) or any claim for breach of representations and warranties of the Selling Unitholder contained in Section 2 shall be limited to an amount equal to the aggregate net proceeds, after underwriting discounts but before deducting expenses received by the Selling Unitholder, from the offering of the Units purchased under the Agreement received by the Selling Unitholder.  The Selling Unitholder will not be liable in any such case except to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any Selling Unitholder Free Writing Prospectus in reliance upon and in conformity with the Selling Unitholder Information.

(c)                                  Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Partnership Parties, the Selling Unitholder, their respective directors, officers and employees, and each person, if any, who controls such Partnership Parties or such Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Parties, such Selling Unitholder, or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application; or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f).  The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to any Partnership Party, such Selling Unitholder or any such director, officer, employee or controlling person.

(d)                                 Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(e)                                  If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), 10(c) or 10(g) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership and the Selling Unitholder as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties, the Selling Unitholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Partnership Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  In no event shall the aggregate liability of the Selling Unitholder under Section 10(b) and 10(e) and for any claim for breach of representations and warranties of the Selling Unitholder contained in Section 2 exceed the limit set forth in section 10(e).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

(f)                                   The Underwriters severally confirm that the statements regarding delivery of units by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary

Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

11.                               Defaulting Underwriters.

(a)                                 If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Units by the non-defaulting Underwriters or other persons satisfactory to the Partnership on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Units, then the Partnership and the Selling Unitholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Units on such terms.  In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Partnership that they have so arranged for the purchase of such Units, or the Partnership notifies the non-defaulting Underwriters that it or the Selling Unitholder has so arranged for the purchase of such Units, either the non-defaulting Underwriters or the Partnership may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of the Units that remains unpurchased does not exceed one-eleventh of the total number of all the Units, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the total number of Units that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Units that such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c)                                  If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased exceeds one-eleventh of the total number of all the Units, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Partnership, except that the Partnership will continue to be liable for the payment of expenses as set forth in Section 8 and Section 12 and except that the provisions of Section 10 shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership or any non-defaulting Underwriter for damages caused by its default.

12.                               Termination.  The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(m), 9(n) and 9(o) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

13.                               Reimbursement of Underwriters’ Expenses.  If (a) the Selling Unitholder shall fail to tender the Units for delivery to the Underwriters for any reason or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Representatives.  Notwithstanding the foregoing, if this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters or the purchase of the Units is not consummated as a result of the occurrence of any of the events described in Section 9(m) (other than the occurrence of an event described in Section 9(m)(i)(B)), the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

14.                               Research Analyst Independence.  The Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions.  Each of the Partnership Parties and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that any of the Partnership Parties or the Selling Unitholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to any of the Partnership Parties or the Selling Unitholder by such Underwriters’ investment banking divisions.  Each of the Partnership Parties and the Selling Unitholder acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15.                               No Fiduciary Duty.  Each of the Partnership Parties and the Selling Unitholder acknowledge and agree that in connection with this offering, sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (a) no fiduciary or agency relationship between any of the Partnership Parties, Selling Unitholder and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to any of the Partnership Parties or the Selling Unitholder, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between any of the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to any of the Partnership Parties and the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties and the Selling Unitholder.  Each of the Partnership Parties and the Selling Unitholder hereby waive any claims that any of the Partnership Parties or the Selling Unitholder may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

16.                               Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                 if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York, 10019, Attention: Syndicate Registration (Fax: (646) 834-8133) and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (Fax: (212) 214-5918);

(b)                                 if to any of the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Glen C. Warren, Jr. (Fax: (303) 357-7315); and

(c)                                  if to the Selling Unitholder, shall be delivered or sent by facsimile transmission to the Selling Unitholder at the address set forth on Schedule II hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Partnership Parties and the Selling Unitholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives.

17.                               Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties, the Selling Unitholder and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and selling agents of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18.                               Survival.  The respective indemnities, representations, warranties and agreements of the Partnership Parties, the Selling Unitholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19.                               Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

20.                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

21.                               Waiver of Jury Trial.  The Partnership Parties and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22.                               Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

23.                               Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(Signature Pages Follow)

If the foregoing correctly sets forth the agreement between the Partnership, the Selling Unitholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SELLING UNITHOLDER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer,
Regional Senior Vice President and
Treasurer

PARTNERSHIP PARTIES:

ANTERO MIDSTREAM PARTNERS GP LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer,
Regional Senior Vice President and
Treasurer

ANTERO MIDSTREAM PARTNERS LP

By:	ANTERO MIDSTREAM PARTNERS GP LLC
(its General Partner)

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer,
Regional Senior Vice President and
Treasurer

Accepted:

BARCLAYS CAPITAL INC.
WELLS FARGO SECURITIES, LLC

For themselves and as Representatives of the several Underwriters named in Schedule I hereto

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Authorized Representative

WELLS FARGO SECURITIES, LLC

By:	/s/ David Hermann
Authorized Representative

SCHEDULE I

Underwriters	Number of Firm Units
Barclays Capital Inc.	7,000,000
Wells Fargo Securities, LLC	3,000,000
Total	10,000,000

SCHEDULE II

PERSONS DELIVERING LOCK-UP AGREEMENTS

Unitholders

Antero Resources Corporation

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1. Public offering price:  $31.45 per Unit

2. Number of Firm Units offered:  10,000,000

3. Number of Option Units offered:  1,500,000

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES — ROAD SHOW MATERIALS

None.

SCHEDULE V

ISSUER FREE WRITING PROSPECTUS

1.              Press Release of Antero Resources Corporation, dated as of September 6, 2017.

2.              Press Release of Antero Midstream Partners LP, dated as of September 6, 2017.

SCHEDULE VI

SUBSIDIARIES

Subsidiaries of Antero Midstream Partners LP

Entity Name	Jurisdiction of Incorporation or Formation

Antero Midstream LLC	Delaware

Antero Treatment LLC	Delaware

Antero Water LLC	Delaware

Antero Midstream Finance Corporation	Delaware

EXHIBIT A

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

WELLS FARGO SECURITIES, LLC

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York, 10019

c/o Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partner interests (the “Common Units”) of Antero Midstream Partners LP, a Delaware limited partnership (the “Partnership”), from Antero Resources Corporation, a Delaware corporation (the “Selling Unitholder”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and Wells Fargo Securities, LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on and including the 60th day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) bona fide gifts, sales or other dispositions of Common Units, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer pursuant to this clause (a) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; and (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 60-day period referred to above, (b) the exercise of warrants or the exercise of options granted pursuant to the Partnership’s option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Common Units issued upon such exercise or conversion and (c) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Units or securities convertible into, or exchangeable or exercisable for, Common Units, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period (as the same may be extended pursuant to the provisions hereof); provided further, that the Partnership is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Selling Unitholder notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriters notify the Selling Unitholder that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership, the Selling Unitholder and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Units to the Underwriters or (2) September 30, 2017, in the event that the Underwriting Agreement has not been executed by that date.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

EXHIBIT B-1

FORM OF OPINION OF PARTNERSHIP’S COUNSEL

Vinson & Elkins L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Partnership Parties, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(a)                                 Each of the Antero Entities has been duly formed and each of the Antero Entities is validly existing and in good standing under the laws of the State of Delaware, with all limited liability company or limited partnership, as the case may be, power and authority necessary to conduct its business as described in the Pricing Disclosure Package.

(b) Each of the Antero Entities is duly qualified to do business as a foreign limited liability company or limited partnership, as applicable, in good standing in all jurisdictions listed on Annex A to such opinion.

(c)                                  AMGP is the sole member of the General Partner and owns 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming AMGP as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the GP LLC Agreement and (B) Liens created by or arising under the Delaware LLC Act.

(d)                                 The General Partner is the sole general partner of the Partnership and owns a noneconomic general partner interest in the Partnership; the General Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement, is fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and conforms in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus; and the General Partner Interest is owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Partnership Agreement and (B) Liens created by or arising under the Delaware LP Act.

(e)                                  As of the date hereof, immediately after the offer and sale of the Units to the Underwriters in accordance with this Agreement the issued and outstanding limited partner interests in the Partnership consist of (1) the 186,596,898 Common Units and (2) the Incentive Distribution Rights; the equity holders of the Partnership have no preemptive rights with respect to the Units under federal law, the Delaware LP Act or any other instrument to which the

Partnership is a party; and, except as set forth in the Pricing Disclosure Package and the Prospectus, no options, warrants or preemptive or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities of or ownership interests in the Partnership are outstanding.

(f)                                   IDR Holdings owns all of the Incentive Distribution Rights, and the Selling Unitholder owns the Selling Unitholder Common Units; the Incentive Distribution Rights and the Selling Unitholder Common Units, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Incentive Distribution Rights and the Selling Unitholder Common Units are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner or the Selling Unitholder, as applicable, as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Partnership Agreement and (B) Liens created by or arising under the Delaware LP Act.

(g)                                  The Units to be sold by the Selling Unitholders, and the limited partner interests represented thereby on such Delivery Date, when delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(h)                                 The Partnership is the sole member of Midstream Operating and owns 100% of the limited liability company interests in Midstream Operating; such limited liability company interests have been duly authorized and validly issued in accordance with the Midstream Operating LLC Agreement and are fully paid (to the extent required under the Midstream Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Midstream Operating LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

(i)                                     The Partnership is the sole member of Antero Treatment and owns 100% of the limited liability company interests in Antero Treatment; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Treatment LLC Agreement and are fully paid (to the extent required under the Antero Treatment LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Antero Treatment LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

(j)                                    The Partnership is the sole member of Antero Water and owns 100% of the limited liability company interests in Antero Water; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Water LLC Agreement and are fully paid (to the extent required under the Antero Water LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Antero Water LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

(k) Midstream Operating owns 50% of the limited liability company interests in Sherwood Midstream; such limited liability company interests have been duly authorized and validly issued in accordance with the Sherwood Midstream LLC Agreement and are fully paid (to the extent required under the Sherwood Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Midstream Operating as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Sherwood Midstream LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

(l)                                     No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Partnership for the consummation of the transactions contemplated by this Agreement, except such as have been disclosed in the Pricing Disclosure Package, such as have been obtained or made, or such as may be required under federal or state securities laws or by the FINRA rules, in each case where the failure to obtain such consent, approval, authorization or order of, or filing with, would not reasonably be expected to materially impair the ability of the Partnership Parties to consummate the transactions contemplated by this Agreement;

(m)                             The execution, delivery and performance of this Agreement or the consummation of the transactions herein contemplated by the Antero Entities, or described in the Pricing Disclosure Package and Prospectus, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of any of the Antero Entities pursuant to (i)

the certificate of formation of limited partnership agreement (or similar organizational documents) of any of the Antero Entities, (ii) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Antero Entities or any of their properties, or (iii) any agreement or instrument to which any of the Antero Entities is a party or by which any of the Antero Entities is bound or to which any of the properties of any of the Antero Entities is subject that is, in each case, filed as an exhibit to a Registration Statement, except for any breach, violation or default described in clauses (ii) and (iii) which would not, individually or in the aggregate, have a Material Adverse Effect; with respect to clause (ii) above, such counsel expresses no opinion as to the application of any state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations;

(n)                              The Registration Statement has become effective under the Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement (if any) was filed and became effective under the Securities Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion (or, if stated in such opinion, pursuant to Rule 462(c)) on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened under the Act;

(o)                                 This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties;

(p)                                 The Registration Statement and Prospectus, and each amendment or supplement thereto, as of their respective effective times or issue dates, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission;

(q)                                 The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Business and Properties—Regulation of Operations”; “Business and Properties—Regulation of Environmental and Occupational Safety and Health Matters”; “Business and Properties—Legal Proceedings”; “Certain Relationships and Related Transactions and Director Independence”; “Description of the Common Units”; “Material U.S. Federal Income Tax Consequences”; and “How We Make Distributions to Our Partners” and Item 14 in the Registration Statement, in each case, insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects;

(r)                                    Such counsel’s opinion that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely on such opinion as if it were addressed to them; and

(s)                                   None of the Antero Entities is now and, after giving effect to the offering and sale of the Units by the Partnership and the application of the proceeds therefrom as described in the Pricing Disclosure Package, none of the Antero Entities will be required to register as an “investment company” within the meaning of the Investment Company Act.

EXHIBIT B-2

FORM OF OPINION OF SELLING UNITHOLDER’S COUNSEL

Vinson & Elkins L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(a)                                 Upon (i) payment for the Units to be sold by the Selling Unitholder pursuant to this Agreement, (ii) delivery of such Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, (iii) registration of such Units in the name of DTC, Cede or such other nominee and (iv) appropriate crediting of such Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the UCC to such Units), (1) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (2) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (3) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Units may be asserted against the Underwriters with respect to such security entitlement. In giving this opinion, counsel for the Selling Unitholder may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with its certificate of formation, Partnership Agreement and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

(b)                                 No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Unitholder for the consummation of the transactions contemplated by this Agreement in connection with the offering and sale of the Units sold by the Selling Unitholder, except such as have been disclosed in the Pricing Disclosure Package, such as have been obtained and made, or such as may be required under federal or state securities laws or by the FINRA rules, in each case where the failure to obtain such consent, approval, authorization or order of, or filing with, would not reasonably be expected to materially impair the ability of the Selling Unitholder to consummate the sale of the Units to be sold by the Selling Unitholder pursuant to this Agreement;

(c)                                  Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions herein and therein contemplated will result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder pursuant to (i) to such counsel’s knowledge, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Unitholder or any of its properties, (ii) any agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder is bound or to which any of the properties of the Selling Unitholder is subject that is, in each case, filed as an exhibit to the Selling Unitholder’s Annual Report on Form 10-K for the year ended December 31, 2016 or Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, or (iii) the certificate of formation or limited liability company agreement of the Selling Unitholder, except, in the case of clauses (i) and (ii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not materially impair the ability of the Selling Unitholder to consummate the transaction contemplated by this Agreement in connection with the offering and sale of the Units to be sold by the Selling Unitholder; with respect to clause (ii) above, such counsel expresses no opinion as to the application of any state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations;

(d)                                 This Agreement has been duly authorized, executed and delivered by the Selling Unitholder; and

(e)                                  The Units to be sold by the Selling Unitholder are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder, as debtor, is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Partnership Agreement, (B) Liens created by or arising under the Delaware LP Act and (C) Liens created or arising under the Selling Unitholder’s revolving credit facility.